SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    __________

                                    FORM 8-K/A

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                    __________


                                  June 27, 1997
                 Date of Report (Date of earliest event reported)


                         AQUILA BIOPHARMACEUTICALS, INC.
                (Exact name of registrant as specified in charter)




              Delaware               0-12081               04-3307818
           (State or other       (Commission File          (IRS Employer
          jurisdiction of            Number)         Identification Number)
           incorporation)


                              365 Plantation Street
                         Worcester, Massachusetts  01605
              (Address of principal executive offices and zip code)

                                  (508) 797-5777
               (Registrant's telephone number, including area code)





                                    SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.


                                      AQUILA BIOPHARMACEUTICALS, INC.

                                      By:/s/ Jane V. Hawkes
                                         _____________________________
                                         Jane V. Hawkes, Secretary


        Date:  July 1, 1997